Exhibit 10.2

ACCOUNT NUMBER

NUMBER OF SHARES                       CUSIP NUMBER

LIST ALL CERTIFICATES SUBMITTED

CERTIFICATE NUMBER	SHARES	CERTIFICATE NUMBER	SHARES

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY. SIGN ON THE REVERSE SIDE AND COMPLETE THE W-9 FORM BELOW.

REGISTRATION

IF CERTIFICATES AND /OR CHECKS ARE TO BE ISSUED IN A NAME OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM OR ARE TO BE SENT TO AN ADDRESS OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM, PLEASE CHECK THE BOX AT THE RIGHT AND COMPLETE THE INFORMATION ON THE REVERSE SIDE OF THIS FORM.

LOST CERTIFICATES

IF YOUR SECURITIES HAVE BEEN EITHER LOST OR DESTROYED, PLEASE GIVE WRITTEN NOTIFICATION TO AMERICAN STOCK TRANSFER AND TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NY 10038, ATTENTION: LOST SECURITIES DEPT.

SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

(PLEASE REFER TO ACCOMPANYING GUIDELINES)

PART 1 - PLEASE ENTER YOUR

SOCIAL SECURITY NUMBER OR

EMPLOYER IDENTIFICATION NUMBER

PART 2 - CERTIFICATION -Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (AIRS@) that I am subject to back withholding as a result failure to report all interest or dividends, or the IRS has notified me that I am no subject to backup withholding.

PART 3 - CERTIFICATION FOR FOREIGN RECORD HOLDERS

Under penalties of perjury, I certify that I am not a United           of States citizen or resident (or I am longer signing for a foreign corporation, partnership, estate or trust).

SIGNATURE

DATE

Certificate instructions - You may cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of your underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE	DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE ON ANY PAYMENTS MADE TO YOU.

SPECIAL ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS)	(SEE INSTRUCTIONS)

To be completed ONLY if certificate(s) and/or check(s) are to be issued in the name of someone other than the registered holder(s).

To be completed ONLY if certificate(s) and/or check(s) are to be mailed to someone other than the registered holder(s), or to such registered holder(s) at an address other than shown on the reverse side of this form.

NAME:	NAME:

ADDRESS:	ADDRESS:

SIGN HERE

SIGNATURE(S) OF

STOCKHOLDERS

DATED:

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the following information and see instructions.

NAME(S)

CAPACITY (full title)

ADDRESS

AREA CODE AND TELEPHONE NO.

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTIONS)

NAME OF FIRM

ADDRESS

AUTHORIZED SIGNATURE

NAME

AREA CODE AND TELEPHONE NO.